Delivering Growth by Design NASDAQ: MLHR Raymond James 39th Annual Institutional Investors Conference Brian Walker, President, CEO Jeff Stutz, Executive Vice President, CFO

2 This information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, the success of our growth strategy, our success in initiatives aimed at achieving long-term cost savings goals, employment and general economic conditions, the pace of economic recovery in the U.S, and in our International markets, the increase in white-collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive-pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, our ability to expand globally given the risks associated with regulatory and legal compliance challenges and accompanying currency fluctuations, changes in future tax legislation or interpretation of current tax legislation, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and the financial strength of our customers, the mix of our products purchased by customers, our ability to locate new DWR studios, negotiate favorable lease terms for new and existing locations and the implementation of our studio portfolio transformation, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, the pace and level of government procurement, the outcome of pending litigation or governmental audits or investigations, political risk in the markets we serve, and other risks identified in our filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc., undertakes no obligation to update, amend or clarify forward-looking statements. Forward looking statements

Headquarters: Zeeland, MI, USA Founded: 1905 Employees: ~8,000 FY17 Revenue: $2.28B FY17 Adj. EBITDA: $264M Company Snapshot Over 600 dealers in 109 countries and 32 Design Within Reach retail studios North America 56% Specialty 13% Consumer 14% ELA 17% 3

4 Strategic Position

Capitalizing on an expanded total addressable market Strategic Position North America (Contract) European (Contract) Target Emerging Markets (Contract) Consumer Lifestyle Healthcare/Education/Hospitality Small/Medium Business Textiles $14B $16B $10B $6B $3B $3B $2B $1B $10B $2B $2B 2012—$28B 2017—$41B Sources: BIFMA, CSIL, Parthenon Group, ACT Financial Survey, Management Estimates 5

Unparalleled multi-channel reach including direct to consumer Strategic Position – Over 600 contract dealers in 109 countries – 32 Design Within Reach retail studios – Direct to consumer catalog – Multiple global e-commerce storefronts – Opportunities to grow share of channel/customer wallet Catalog 32 Studios600 Dealers y E-Commerce 6

7 Positioned for global growth Strategic Position – Growing and profitable business outside North America – Favorable trends and demographics in Asia-Pacific – Further growth opportunities: • Leverage Herman Miller and POSH brands in Asia-Pacific • Expand dealer networks and e-commerce platforms • Regional R&D and manufacturing capabilities support new product growth • Leverage Healthcare, Education and Consumer franchises 2012 2017 +2% +5% CAGR organic ELA Revenue $386M $347M

8 Work Heal Learn The global leader dedicated to creating inspiring places Strategic Position Live

9 Investment Thesis

10 Our Compelling Story Investment thesis Powerful brands deliver design and innovation leadership A higher ambition culture Strategic priorities and value-drivers Compelling financial outlook and opportunity for margin expansion Strong track record of performance and healthy returns on capital

11 Driven by a sense of purpose and values A higher ambition culture “A business is rightly judged by its products and services, but it must also face scrutiny as to its humanity.” - D.J. De Pree, Herman Miller Founder Eleven Consecutive Perfect Score in Human Rights Campaign Foundation’s Corporate Equality Index Twelve of the Last Fourteen Years on the Dow Jones Sustainability World Index Corporation of the Year in the Commercial sector for 11 of the last 13 years by the Michigan Minority Supplier Development Council

12 An inspiring brand that customers value Powerful brands deliver design and innovation leadership * Twitter followers as of December 2017 (Herman Miller, Allsteel, Haworth, Knoll, and Steelcase) #1 in Brand that Inspires, Contract Magazine Survey Social Media Followers – Nearly 5X all major competitors combined*

13Powerful brands deliver design and innovation leadership Healthcare Performance textiles Ergonomic work tools Asia distribution Nemschoff Maharam Colebrook Bosson Saunders POSH A portfolio of leading global brands TIMELESS CRAFT The convergence of world-class designers, impeccable craftsmanship, and superior materials. Brabo Sofa by Vincent Van Duysen Crosshatch™ Chair by EOOS H Frame Table by Ward Bennett Full Twist™ Chair by Mark Goetz Domino Storage™ by Isay Weinfeld geigerfurniture.com Herman Miller brands are #1 in six categories, Contract Magazine Survey (2017) Craft wood furnishings Geiger Design Within Reach Marketplace for authentic modern furnishings

14Strategic priorities and value-drivers

15 Bringing innovative solutions to our customers through the Living Office framework Strategic priorities and value-drivers – An insight-driven and research-based framework for making place a strategic asset – Delivers measurable results through improved: • Workplace Effectiveness • Work Activity Support • Workplace Experience – Create smart, connected workplaces through Live OS(SM) – Guide innovation agenda My workplace presents a good corporate image. Staff Survey, CHS, Inc. I can have impromptu meetings with colleagues. Staff Survey, Harry’s My work environment is the reason I continue to work here. Example results from customer case studies: Staff Survey, Tavistock Development Company 47% 54% 93% 93% 57%

16 Commitment to innovation Strategic priorities and value-drivers – Innovation Priorities: – 24% of our sales were from new products in fiscal 2017 – Introduced 50 new products and extensions in fiscal 2017 – Industry-leading investment in design, research and development at 3.2% of sales in fiscal 2017 Collaborative and other work points Active/healthy postures Enclosures Technology enhanced user experience

17Strategic priorities and value-drivers Leverage Dealer Eco-System Digital Tools Sales & Marketing Through Herman Miller Elements “Bend” Price/Performance Curve Increase Dealer Share of Wallet Dealer Excellence Make Herman Miller Easy to do Business With

18 Clear path to revenue growth and margin expansion in Consumer business Strategic priorities and value-drivers – Double digit revenue growth opportunity from Design Within Reach by transforming legacy studios to larger formats and adding new locations • Increase studio count to low forties and square footage to 400,000 - 450,000 by 2020 • 3 to 6 new or expanded studios per year – Increase exclusive product mix from 60% to 70% of revenue – Continued e-commerce growth – Drive operational excellence through $10 to $20M profitability improvement intiative – High single digit operating margin target by FY20

19 Profit Optimization Initiative OPERATING MARGIN OF: $25 TO $35M (BY FY20) BUSINESS UNIT SYNERGIES LOGISTICS OPTIMIZATION FACILITIES CONSOLIDATION GENERAL COST RATIONALIZATION > 10% OF SALES (BY FY20) Strategic priorities and value-drivers

20 Strong track record of performance and healthy returns on capital

21 $2.3B Organic revenue growth of 4% at a premium to North America Contract industry growth of 2%, and robust EBITDA growth over last 5 years Strong track record of performance and healthy returns on capital FY12 FY13 FY14 FY15 FY16 FY17 $2.1B $2.3B $1.9B$1.8B$1.7B FY12 FY13 FY14 FY15 FY16 FY17 $235M $259M$206M$182M$180M Revenue Adjusted EBITDA(1) (1) Represents a non-GAAP measure; see Appendix for reconciliation 8% 7% CAGR CAGR $264M

22 Focused acquisition partnership strategy accelerates our performance Strong track record of performance and healthy returns on capital Entering New Areas: Audience Channel Geography Product

23 Best-in-class lean enterprise delivers leverage Strong track record of performance and healthy returns on capital – Focused improvement through: • Customer first orientation • Waste reduction • Asset efficiency – One of three U.S. companies showcased by Toyota Production System Support Center – Further opportunity to spread more broadly and deeply through the organization and across the entire value chain West Michigan sales per mfg. square foot +21% Manufacturing defect rate Engineering lead time for custom requests -26% ppm -46% Improvement from FY12 to FY17

Robust free cash flow generation and disciplined approach to capital allocation drives average annual return on invested capital of 22% over last five years Strong track record of performance and healthy returns on capital 24 (1) Cash flow from operations less CAPEX plus domestic pension contributions FY12 FY13 FY14 FY15 FY16 FY17 $39 Adj. Free Cash Flow (1) ($ millions) FY12 FY13 FY14 FY15 FY16 FY17 $150 $100 $50 $0 Debt to EBITDA Ratio 1.5 1.0 .5 $125 $115 FY12 FY13 FY14 FY15 FY16 FY17 Dividends Paid ($ millions) $35 $50 $40 $35 $30 $25 $20 $15 $10 $5 $0 $98 $112 $86 $104 1.4 1.3 1.3 .08 .08 1.2 $5 $19 $30 $33

25 Compelling financial outlook and opportunity for margin expansion

26 Supportive economic backdrop Compelling financial outlook and opportunity for margin expansion (1) BIFMA (Nov 2017) (2) American Institute of Architects (Dec 2017) (3) National Association of Realtors (Dec 2017) BIFMA Forecast(1) +4.6% CY18 US Housing Starts(3) +9% US Architectural Billings Index(2) > 50 10 out of last 12 months US Tax Reform • Job creation • Lower tax rates • Cash repatriation • Immediate deduction of capital investment AIA Consensus Office Construction Forecast(2) +4.6% CY18

Opportunity for continued above-average revenue performance over the next three to five years Compelling financial outlook and opportunity for margin expansion Core Contract Industry 1-3% New Products and Initiatives 1-1.5% Consumer Growth 1-1.5% Estimated Annual Organic Revenue Growth 3-6% Targeted Acquisitions 1-2% Estimated Annual Revenue Growth Including Acquisitions 4-8% Revenue 27

Operating income growth of 2x to 2.5x the rate of organic revenue growth Compelling financial outlook and opportunity for margin expansion – Structurally higher operating margins driven by: • Expanding business and channel mix • Consumer growth and higher exclusive product mix • Volume leverage • Lean enterprise focus • Cost savings initiative targeting $25M to $35M in annual savings by FY20 • Target consolidated operating margin of 10% by FY20 28

29 U.S. Tax Reform impact to Herman Miller Compelling financial outlook and opportunity for margin expansion FY12 FY13 FY14 FY15 FY 16 FY17 FY18 FY19 & BEYOND 37% 30% 33% 30% 31% 25-27% Finalizing Estimate 49%

30 Our Compelling Story Investment thesis Powerful brands deliver design and innovation leadership A higher ambition culture Strategic priorities and value-drivers Compelling financial outlook and opportunity for margin expansion Strong track record of performance and healthy returns on capital

31 Appendix

32Appendix – Segment Overviews Overview FY17 Percent of Consolidated Revenues Macro-Economic Drivers Revenue Trend (in US$ millions) FY17 Adj. EBITDA Margin 16.2% Description: Design, manufacture and sale of furniture products for office, education and healthcare environments in the United States and Canada Source: BIFMA, November 2017 North America Sales (in US$ billions) Healthcare Construction Spending (in US$ billions) FY12 FY13 FY14 FY15 FY16 FY17 5 YEAR CAGR 2% (4% organic) Other Leading Economic Indicators include: Corporate profitability, service sector employment, Architectural Billings Index (ABI), Office vacancy rates, CEO and small business confidence, Non-residential Construction North America Furniture Solutions Source: U.S. Census Bureau and AIA Fcst, July 2017 2 01 3 2 01 4 2 01 5 2 01 6 20 17 20 18 20 02 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 20 17 20 18 History Forecast History Forecast Education Construction Spending (in US$ billions) Source: U.S. Census Bureau and AIA Fcst, July 2017 20 02 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 20 17 20 18 History Forecast 70.5 71.2 72.3 77.1 86.0 98.4 104.1 103.1 88.2 88.7 94.0 97.5 83.5 79.784.684.7 79.1 27.5 29.4 34.1 36.7 39.5 45.0 47.7 47.0 39.9 41.8 43.3 41.440.7 38.4 41.839.7 40.7 $1500 $1300 $1100 $900 $700 $500 North America 56% Specialty 13% Consumer 14% ELA 17% 16.7 17.4 18.2 18.3 19.4 20.2 1,2771,2691,1761,1921,1521,143

33Appendix – Segment Overviews FY17 Percent of Consolidated Revenues FY16 Adj. EBITDA Margin Source: CSIL (2017) Regional Office Furniture Consumption (in US$ billions) GDP Forecast Region Annual 5 Year CAGR Consumption Europe $10.1 -0.1% China $11.3 5.2% India $2.4 6.6% Brazil $1.3 -10.6% Mexico $0.3 -7.7% Source: World Bank (January 2018) 12.0% Overview Macro-Economic Drivers Description: Design, manufacture and sale of furniture products primarily for office settings in EMEA (39% of sales in FY17), Latin America (21% of sales in FY17) and Asia-Pacific (41% of sales in FY17) ELA Furniture Solutions North America 56% Specialty 13% Consumer 14% ELA 17% Revenue Trend (in US$ millions) 413 5 YEAR CAGR 2% (5% organic) FY12 FY13 FY14 FY15 FY16 FY17 347 377 392 386410 $500 $400 $300 $200 $100 $0

34 North America 56% Specialty 13% Consumer 14% ELA 17% FY17 Percent of Consolidated Revenues Revenue Trend (in US$ millions) FY17 Adj. EBITDA Margin 5 YEAR CAGR 12% (2% organic) 8.6% SpecialtyAppendix – Segment Overviews FY12 FY13 FY14 FY15 FY16 FY17 Overview Macro-Economic Drivers Description: Design, manufacture and sale of high-craft furniture products and textiles focused on architect and design specifiers. The Specialty portfolio includes Geiger wood products, Maharam textiles and Herman Miller Collection products. Annual Fabric Sales (in US$ millions) Source: ACT Financial Survey AIA Consensus Construction Forecast (% YOY Growth) Source: The American Institute of Architects, Jan 2018 2018 2019 Non-Residential 4.0% 3.9% Commercial Total 4.4% 2.9% Office 4.6% 3.0% Health 4.0% 4.9% Education 4.0% 4.9% Hotel 4.1% 0.8% 2009 2010 2011 2012 2013 2014 2015 2016 738 814 895 929 990 760 1,091 1,123 170 $300 $250 $200 $150 $100 $0 U.S. Architects Billing Index Source: The American Institute of Architects 182 286 294 298 280 58 56 54 52 50 48 46 44

35 FY17 Percent of Consolidated Revenues Five Year Revenue Trend (in US$ millions) FY17 Adj. EBITDA Margin 64 64 68 271 5 YEAR CAGR 38% (14% organic) 4.9% ConsumerAppendix – Segment Overviews FY12 FY13 FY14 FY15 FY16 FY17 Overview Macro-Economic Drivers Description: Sale of modern design furnishings and accessories in North America through multiple channels, including 32 Design Within Reach studios, eCommerce storefronts, direct mailing catalogs and independent retailers. Source: Ntl. Assoc. of Realtors U.S. Economic Outlook (December2017) Existing Home Sales (thousands of units) Housing Starts (thousands of units) Furniture and Home Furnishing Stores Annual Sales Growth 2010 2011 2012 2013 2014 2015 2016 2017 0.6% 2.6% 4.4% 3.6% 3.5% 5.7% 3.5% 4.9% Source: US Census Bureau 2015 2016 2017 2018 5,250 5,450 5,520 5,640 Source: Ntl. Assoc. of Realtors U.S. Economic Outlook (December 2017) History Forecast 2015 2016 2017 2018 1,174 1,200 1,310 History Forecast 1,112 North America 56% Specialty 13% Consumer 14% ELA 17% $300 $200 $100 $0 289 318

36 This presentation contains Organic Sales Growth, Adjusted EBITDA, Adjusted EBITDA ratios, Adjusted Operating Earnings, and Adjusted Earnings Per Share, all of which constitute non-GAAP financial measures. Each of these financial measures is calculated by excluding items the Company believes are not indicative of its ongoing operating performance. The Company presents these non-GAAP financial measures because it considers them to be important supplemental indicators of financial performance and believes them to be useful in analyzing ongoing results from operations. These non-GAAP financial measures are not measures of financial performance under GAAP and should not be considered alternatives to GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. In addition, you should be aware that in the future the Company may incur expenses similar to the adjustments presented. Appendix –Reconciliation of Non-GAAP Measures

37Appendix –Reconciliation of Non-GAAP Measures Organic Sales Growth (Decline) by Reportable Segment ($ Millions); (unaudited) Sales, as reported Proforma Adjustments Dealer Divestitures Cumulative foreign exchange Acquisition - base year Sales, pro forma Compound Annual Growth Rate, as reported Compound Annual Growth Rate, pro forma $ 1,142.6 (70.3) - - $ 1,072.3 $ 1,724.1 (95.3) - (7.0) $ 1,621.8 $ 347.3 (25.0) - (7.0) $ 315.3 $ 170.0 - - - $170.0 $ 64.2 - - - $ 64.2 $ 1,276.6 (16.6) 25.6 - $ 1,285.6 2.2% 3.7% $ 2,278.2 (16.6) 88.2 (353.2) $ 1,996.6 5.7% 4.2% $ 385.5 - 60.3 (51.4) $ 394.4 2.1% 4.6% $ 298.0 - 1.0 (107.5) $ 191.5 11.9% 2.4% $ 318.1 - 1.3 (194.3) $ 125.1 37.7% 14.3% North America ELA Specialty Consumer Total 2012 2012 2012 2012 20122017 2017 2017 2017 2017

Appendix –Herman Miller Inc. Reconciliation of Non-GAAP Measures

Adjusted EBITDA by Reportable Segment ($ Millions) (unaudited)

38

	2012 Actual	2013 Actual
	Consol.	Consol.
Segment Operating Earnings	$ 137.6	$ 114.9
Add: Allocated Depreciation & Amortization	37.3	37.6
Add: Acquisition-related Adjustments	-	-
Add: Legacy Pension Expenses	-	28.2
Add: Restructuring/Impairment Expenses	5.4	1.2
Less: POSH Contingent Consideration Reduction	-	-
Adjusted EBITDA	$ 180.3	$ 181.9
Revenue by Segment	$ 1,724.1	$ 1,774.9
Adjusted EBITDA Margin	10.5%	10.2%

	2014 Actual	2015 Actual
	Consol.	Consol.
Segment Operating Earnings	$ (25.7)	$ 163.4
Add: Allocated Depreciation & Amortization	42.4	49.8
Add: Acquisition-related Adjustments	1.4	10.0
Add: Legacy Pension Expenses	164.4	-
Add: Restructuring/Impairment Expenses	26.5	12.7
Less: Other, net	-	(0.7)
Less: POSH Contingent Consideration Reduction	(2.6)	-
Adjusted EBITDA	$ 206.4	$ 235.2
Revenue by Segment	$ 1,882.0	$ 2,142.2
Adjusted EBITDA Margin	11.0%	11.0%

	2016 Actual	2017 Actual					
	Consol.	Consol.	NA	ELA	Specialty	Consumer	Corporate
Segment Operating Earnings	$ 211.5	$ 190.8	$ 137.7	$ 30.8	$ 17.7	$ 5.3	$ (0.7)
Add: Allocated Depreciation & Amortization	53.0	58.9	32.0	8.8	7.5	10.2	0.4
Add: Acquisition-related Adjustments	-	-	-	-	-	-	-
Add: Restructuring/Impairment Expenses	-	12.5	10.3	1.0	0.6	0.6	-
Less: Nonrecurring gains	(6.1)	(0.7)	(0.7)	-	-	-	-
Other, net	0.5	2.0	-	-	-	-	2.0
Adjusted EBITDA	$ 258.9	$ 263.5	$179.3	$ 40.6	$ 25.8	$ 16.1	$ 1.7
Revenue by Segment	$ 2,264.9	$ 2,278.2	$ 1,342.2	$ 385.5	$ 232.4	$ 318.1	-
Adjusted EBITDA Margin	11.4%	11.6%	13.4%	10.5%	11.1%	5.1%	0.0%